Exhibit 10.3

CONSENT AND AMENDMENT AGREEMENT

THIS CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of June 20, 2014, is made among TANDEM DIABETES CARE, INC., a Delaware corporation (the “Borrower”), (i) the financial institutions listed on the signature pages hereof under the heading “EXISTING TERM LOAN LENDERS” (each an “Existing Term Loan Lender” and, collectively, the “Existing Term Loan Lenders”) and (ii) the financial institutions listed on the signature pages hereof under the heading “NEW TRANCHE TERM LOAN LENDERS” (each an “New Tranche Term Loan Lender” and, collectively, the “New Tranche Term Loan Lenders”, and together with the Existing Term Loan Lenders, the “Term Loan Lenders”).

The Borrower and the Existing Term Loan Lenders are parties to an Amended and Restated Term Loan Agreement dated as of April 4, 2014 (the “Existing Term Loan Agreement”). The Borrower and the New Tranche Term Loan Lenders are parties to a Term Loan Agreement dated as of April 4, 2014 (the “New Tranche Term Loan Agreement”).

The Borrower wishes to implement a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain of its employees and its board of directors in substantially the form attached as Exhibit 10.1 to the Borrower’s Form 8-K filed with the Securities and Exchange Commission on June 20, 2014 (the “Deferred Compensation Plan Documents”).

The Borrower has requested that the Term Loan Lenders consent to Borrower’s implementation of the Deferred Compensation Plan, which shall be effective for compensation payable to eligible participants following July 1, 2014. The Term Loan Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Term Loan Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Existing Term Loan Agreement, or the New Tranche Term Loan Agreement, as applicable.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Existing Term Loan Agreement, or the New Tranche Term Loan Agreement, as applicable, shall be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2 Waivers and Consents.

(a) The Existing Term Loan Lenders hereby consent to the Borrower’s implementation of the Deferred Compensation Plan and, to the extent applicable, waive any

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non-compliance with the Existing Term Loan Agreement in connection with the Borrower’s adoption and implementation of the Deferred Compensation Plan in accordance with the Deferred Compensation Plan Documents, including Sections 9.01 (Indebtedness), 9.05 (Investments) and 9.09 (Sales of Assets, Etc.) of the Existing Term Loan Agreement (collectively, the “Existing Term Loan Agreement Waived Provisions”), so long as the Deferred Compensation Plan Documents are not amended after the date hereof in a manner that, in the Existing Term Loan Lenders’ reasonable judgment, is detrimental to their interests.

(b) The New Tranche Term Loan Lenders hereby consent to the Borrower’s implementation of the Deferred Compensation Plan and, to the extent applicable, waive any non-compliance with the New Tranche Term Loan Agreement in connection with the Borrower’s adoption and implementation of the Deferred Compensation Plan in accordance with the Deferred Compensation Plan Documents, including Sections 9.01 (Indebtedness), 9.05 (Investments) and 9.09 (Sales of Assets, Etc.) of the New Tranche Term Loan Agreement (collectively, the “New Tranche Term Loan Agreement Waived Provisions”, together with the Existing Term Loan Agreement Waived Provisions, the “Waived Provisions”), so long as the Deferred Compensation Plan Documents are not amended after the date hereof in a manner that, in the New Tranche Term Loan Lenders’ reasonable judgment, is detrimental to their interests.

SECTION 3 Amendments.

(a) The Existing Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(i) Section 1.01 of the Existing Term Loan Agreement shall be amended to include the following definitions:

“Deferred Compensation Plan” has the meaning set forth in the Consent and Amendment Agreement, dated as of June 20, 2014, among the Borrower, the Lenders and the other parties signatory thereto.

“Deferred Compensation Plan Documents” has the meaning set forth in the Consent and Amendment Agreement, dated as of June 20, 2014, among the Borrower, the Lenders and the other parties signatory thereto.

(ii) Section 9.01 of the Existing Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (o) thereof, renumbering clause (p) thereof as clause (q) and including the following clause as a new clause (p):

“Indebtedness consisting of unsecured obligations of Borrower to participants of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as set forth in the Deferred Compensation Plan Documents; and”

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(iii) Section 9.05 of the Existing Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (l) thereof, renumbering clause (m) thereof as clause (n) and including the following clause as a new clause (m):

“Investments of assets of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as contemplated by the Deferred Compensation Plan Documents; and”

(iv) Section 9.09 of the Existing Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (i) thereof, renumbering clause (j) thereof as clause (k) and including the following clause as a new clause (j):

“Transfer of assets to the trustee of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as contemplated by the Deferred Compensation Plan Documents; and”

(b) The New Tranche Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(i) Section 1.01 of the New Tranche Term Loan Agreement shall be amended to include the following definitions:

“Deferred Compensation Plan” has the meaning set forth in the Consent and Amendment Agreement, dated as of June 20, 2014, among the Borrower, the Lenders and the other parties signatory thereto.

“Deferred Compensation Plan Documents” has the meaning set forth in the Consent and Amendment Agreement, dated as of June 20, 2014, among the Borrower, the Lenders and the other parties signatory thereto.

(ii) Section 9.01 of the New Tranche Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (o) thereof, renumbering clause (p) thereof as clause (q) and including the following clause as a new clause (p):

“Indebtedness consisting of unsecured obligations of Borrower to participants of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as set forth in the Deferred Compensation Plan Documents; and”

(iii) Section 9.05 of the New Tranche Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (l) thereof, renumbering clause (m) thereof as clause (n) and including the following clause as a new clause (m):

“Investments of assets of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as contemplated by the Deferred Compensation Plan Documents; and”

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(iv) Section 9.09 of the New Tranche Term Loan Agreement shall be amended by deleting the “; and” at the end of clause (i) thereof, renumbering clause (j) thereof as clause (k) and including the following clause as a new clause (j):

“Transfer of assets to the trustee of the Deferred Compensation Plan in connection with the Deferred Compensation Plan, as contemplated by the Deferred Compensation Plan Documents; and”

SECTION 4 Representations and Warranties. To induce the Term Loan Lenders to enter into this Agreement, the Borrower hereby confirms that on the date hereof, after giving effect to this Agreement, no Default shall have occurred and be continuing.

SECTION 5 Miscellaneous.

(a) Existing Term Loan Agreement and the New Tranche Term Loan Agreement Otherwise Not Affected; No Waiver. Except as expressly contemplated hereby, the Existing Term Loan Agreement and the New Tranche Term Loan Agreement, respectively, shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Term Loan Lenders’ execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith (collectively, the “Waiver Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Term Loan Lenders’ ability to enforce) any Default not explicitly waived by Section 2, including (a) any Default that may now exist or hereafter arise from or otherwise be related to the Waived Provisions, and (b) any Default arising at any time after the date hereof and which is similar in type to the Waived Provisions.

(b) No Reliance. The Borrower hereby acknowledges and confirms to the Term Loan Lenders that the Borrower is executing this Agreement and the other Waiver Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Borrower, each Term Loan Lender and their respective successors and assigns.

(d) Governing Law. This Agreement and the other Waiver Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Waiver Document (except, as to any other Waiver Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Complete Agreement; Amendments. This Agreement, together with the other Waiver Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Existing Term Loan Agreement and the New Tranche Term Loan Agreement, respectively.

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(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(h) Interpretation. This Agreement and the other Waiver Documents are the result of negotiations between and have been reviewed by counsel to the Term Loan Lenders, the Borrower and other parties, and are the product of all parties hereto. Accordingly, this Agreement and the other Waiver Documents shall not be construed against any of the Term Loan Lenders merely because of any Term Loan Lender’s involvement in the preparation thereof.

(i) Loan Documents. This Agreement and the other Waiver Documents shall constitute Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE BORROWER

TANDEM DIABETES CARE, INC.

By	/s/ John Cajigas
Name: John Cajigas
Title: Chief Financial Officer

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THE EXISTING TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.
By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

CAPITAL ROYALTY PARTNERS II
(CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II
(CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II
(CAYMAN) GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

WITNESS: /s/ Garth Monroe

Name: Garth Monroe

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CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

WITNESS: /s/ Garth Monroe

Name: Garth Monroe

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THE NEW TRANCHE TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.
By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II –PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.,
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II LLC, its General Partner

By	/s/ Charles Tate
Name: Charles Tate
Title: Sole Member

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